FORBEARANCE AGREEMENT

       This Forbearance Agreement (this "Agreement") is dated and effective as of May 1, 2008 among Universal Property Development and
Acquisition Corporation ("Borrower"), Kamal Abdallah and Christopher 1. McCauley (Messrs. Abdallah and McCauley, collectively the
"Guarantors") and Sheridan Asset Management, LLC (including any successor-by-assignment, "Lender").

R E C I T A L S:

A.

Borrower and Lender, among others, entered into that certain Loan Agreement dated as of April 6, 2007 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") and that certain Senior Secured Promissory Note dated as of April 6, 2007 (as amended, supplemented or otherwise modified from time to time, the "Promissory Note," and, together with the Credit Agreement, the "Credit Documents");

B.	As of the date hereof, an Event of Default has occurred under Section 7(a)(i) of the Promissory Note.

C.

Borrower has requested that Lender forbear from exercising remedies under the Credit Documents and the other Transaction Documents (as defined in the Credit Agreement) in respect of such Event of Default, and Lender is willing to do so, subject to and on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.	Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Credit Agreement when used in this Agreement.

2.

Event of Default. The parties hereto acknowledge and agree that an Event of Default has occurred under Section 7(a)(i) of the Promissory Note (the "Existing Default"). The parties hereto further acknowledge and agree, for the avoidance of doubt, that Lender shall be deemed to have delivered any and all notices required to establish the Existing Default and that any applicable cure periods in respect of the Existing Default have expired. The parties hereto further acknowledge and agree that the referencing of the Events of Default referenced in this Section 2 does not waive any other defaults or Events of Default that may now or hereafter exist under the Transaction Documents.

3,	Forbearance.

3.1

Subject to the terms and conditions of this Agreement, and provided that no Forbearance Default (as defined below) has occurred, Lender agrees that during the period commencing on the date of this Agreement and ending on and including November 1, 2008 (the "Forbearance Period"), Lender will not file suit or take any other action to foreclose on the Collateral (as defined in the Promissory Note) or file suit or take any other action to enforce its rights under the Credit Documents or the other Transaction Documents. This limited forbearance does not extend to any other default or Events of Default under any other provision of the Transaction Documents or any of the other rights and remedies available to Lender under the Transaction Documents with respect to Sheridan and UPDA Forbearance Agreement the Existing Default. Upon the earlier of (i) the occurrence of a Forbearance Default and (ii) the expiration of the Forbearance Period, Lender’s agreement to forbear shall automatically be deemed terminated and Lender shall be entitled to immediately and without notice exercise all of its rights and remedies under the Credit Agreement and all Transaction Documents.

3.2

Notwithstanding anything to the contrary contained herein, the effectiveness of the agreement made by Lender pursuant to Section 3.1, and Lender’s agreement to forbear as described in Section 2 above, is subject to the fulfillment, to the exclusive satisfaction of Lender in its sole and absolute discretion, of each of the following conditions:

(i) Borrower shall have paid to Lender all accrued and unpaid interest on the outstanding principal balance of the Promissory Note, in accordance with paragraph (vi) of this Section 3.2, below, from and including April 6, 2008 through and including April 30, 2008 in the amount of Fifty Thousand Three Hundred Forty Seven and Twenty Two One Hundredths Dollars ($50,347.22) on the date hereof;

(ii) Borrower shall pay to Lender all accrued and unpaid interest on the then outstanding principal balance of the Promissory Note, in accordance with paragraph (vi) of this Section 3.2, below, on the first day of each calendar month during the Forbearance Term commencing on June 1, 2008;

1

(iii)Borrower shall pay Lender the principal amount of One Hundred Thousand Dollars ($100,000), on the first day of each calendar month during the Forbearance Term commencing on July 1, 2008;

(iv) Borrower shall pay Lender a forbearance fee in the amount of Five Hundred Thousand Dollars ($500,000) on November 1, 2008;

(v) Borrower shall demonstrate to Lender timely fulfillment of each oil and gas production milestone set forth on Schedule 1 attached hereto; and

(vi) All payments hereunder shall be made by wire transfer of immediately available funds in United States Dollars. Interest hereunder shall accrue at the rate of twenty percent (20%) per annum. All interest hereunder shall be paid in arrears and shall accrue daily based on a year of three hundred and sixty (360) days and the actual number of days elapsed.

	3.3	The following events shall constitute "Forbearance Defaults:"

(i) Any default or Event of Default under the Transaction Documents, other than the Existing Default, shall have occurred and by continuing;.

(ii) Borrower shall fail to comply with any provision of this Agreement; or

(iii)Borrower shall fail to provide to Lender within two Business Days’ request therefore, such information as Lender may reasonably request with respect to Borrower and the Collateral.

4.

  Discussions. Any future discussions among Borrower, the Guarantors and Lender shall not cause a modification of the Credit Agreement or any other Transaction Document (except as expressly set forth herein), establish a custom or waive, limit or condition the rights and remedies of Lender under the Credit Agreement or the other Transaction Documents, all of which rights and remedies are expressly reserved. No such discussions, if any, shall in any way be used by Borrower or Guarantors as a defense to the performance of any of its or their obligations under this Agreement or the Transaction Documents.

5.

  Lender’s Expenses. Without limiting any provisions of the Credit Agreement, immediately upon demand of Lender, Borrower shall pay all of the fees, costs and expenses (including, without limitation, attorneys fees) incurred in connection with this Agreement and the Existing Default (and the exercise of Lender’s rights and remedies in connection therewith).

6

  Authorization, Waiver and Release. Each of Borrower and each Guarantor hereby warrant and represent that: (i) Borrower and each Guarantor has been duly authorized to execute and deliver this Agreement; (ii) Borrower and each Guarantor do not have any right of claim, offset, set-off, counter-claim or other defense to the performance of its obligations under, or against enforcement of, the Transaction Documents or this Agreement, in accordance with each of their respective terms, conditions and provisions; and (iii) Lender, on and as of the date hereof, has fully performed all obligations to Borrower and Guarantors that Lender may have had or may have on and as of the date hereof. Without limiting the generality of the foregoing, Borrower, on its own behalf and on behalf of its respective past, present and future representatives, partners, operators, members, shareholders, officers, directors, agents, employees, servants, affiliates and related companies, successors and assigns, and each Guarantor, on his own behalf and on behalf of his respective past, present and future representatives, heirs, successors and assignors (hereinafter referred to collectively as the "Borrowing Group"), hereby waives, releases and forever discharges Lender, and Lender’s respective past, present and future officers, directors, subsidiary and affiliated entities or companies, agents, servants, employees, shareholders, partners, members, operators, representatives, successors, assigns, attorneys, accountants, assets and properties, as the case may be (hereinafter referred to collectively as the "Lender Group"), from and against all manner of actions, cause and causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, obligations, liabilities, costs, expenses, losses, damages, judgments, executions, claims and demands, of whatever kind and nature, in law or in equity, whether known or unknown, whether or not concealed or hidden, arising out of or relating to any matter, cause or thing whatsoever, that any of the Borrowing Group, jointly or severally, may have had, or now have or that may subsequently accrue against the Lender Group by reason of any matter or thing whatsoever through the date hereof arising out of or in any way connected to the loan evidenced by the Credit Documents or any Transaction Document. It is acknowledged and agreed that Lender is specifically relying upon the representations, warranties, covenants and agreements contained herein and that such representations, warranties, covenants, and agreements constitute a material inducement to enter into this Agreement.

2

7.	Certain Representations. Borrower and each Guarantor hereby certify, represent and warrant to Lender as follows:

	7.1	No Default or Event of Default has occurred and is continuing under any Transaction Document, except for the Existing Default.

7.2

Each of the representations and warranties that any of Borrower or either Guarantor made in the Transaction Documents are true and correct as of the date of this Agreement as if made on and as of the date of this Agreement other than representations made with specific reference to a particular date, which representations were true as of such date.

7.3

Neither Borrower nor either Guarantor has received any notice from any governmental authority of any claimed violations of any applicable laws which have not been cured, and neither Borrower nor either Guarantor is aware of any circumstances that could give rise to the issuance of any such notice of claimed violation.

7.4

The concepts embodied in this Agreement have been voluntarily and independently negotiated by and between the parties and Borrower and each Guarantor has had the opportunity to confer with its legal counsel with respect hereto.

7.5

Each of Borrower and each Guarantor is solvent and able to meet and pay its obligations as they mature. Each of Borrower and each Guarantor agrees that if any of them makes application for or seeks relief or protection under any provision of the United States Bankruptcy Code (the "Code"), or if any involuntary petition is filed against any of them under any provision of the Code, Lender shall thereupon be entitled, subject to court approval, to immediate relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided herein or in the Transaction Documents or otherwise provided at law or in equity.

8.

   Ratification of Transaction Documents. Borrower and Guarantors hereby agree that (i) the terms, conditions and provisions of the Transaction Documents remain unmodified and in full force and effect except as expressly set forth herein, and (ii) the terms, conditions and provisions of the Transaction Documents are hereby ratified, affirmed and confirmed. Each Guarantor confirms that its obligation pursuant to its Guaranty shall apply to all obligations of the Borrower hereunder as well as all obligations of the Borrower pursuant to the Transaction Documents, as such documents may be modified by the terms of this Agreement.

9.

   Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without giving effect to its conflicts of law principles. Borrower and Guarantors hereby irrevocably submit to the non-exclusive jurisdiction of any New York State or United States Federal Court sitting in New York County over any action or proceeding arising out of or relating to this Agreement or any of the Transaction Documents, and Borrower and Guarantors hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal Court. Borrower and Guarantors irrevocably consent to the service of any and all process in any such action or proceeding by the serving of copies of such process to the Borrower at its address specified in the Credit Agreement or the applicable Guaranty. Borrower and Guarantors agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Borrower and Guarantors further waive any objection to venue in such state and any objection to an action or proceeding in such state on the basis of forum non-conveniens. Borrower and Guarantors further agree that any action or proceeding brought against the Lender shall be brought only in New York State or United States Federal Court sitting in New York County. BORROWER AND GUARANTORS WANE ANY RIGHT IT MAY HAVE TO JURY TRIAL.

10.

   Successors and Assigns. Each and every one of the terms, conditions and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, personal representatives and assigns.

11.	Counterparts. This Agreement may be executed in any number of counterparts, each of which, when taken together, shall together constitute one and the same instrument.

12.	Illegality. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

13.

Further Assurances. Borrower and Guarantors hereby covenant and agree to execute and deliver, or cause to be executed and delivered, to Lender all other instruments, certificates, agreements, consents and other writings and to provide such other acts and assurances, as Lender may reasonably require for the better and more effective carrying out the intent and purposes of this Agreement.

3

14.

   No Further Obligation to Forbear, Amend or Modify. Borrower and Guarantors hereby acknowledge and agree that Lender is entering into this Agreement as a courtesy to Borrower and Guarantors and without any obligation to do so and that Lender shall have no obligation to enter into any further forbearance agreements or any amendments or modifications of any of the Transaction Documents.

           [End of text. Signatures appear on the following pages.]

4

       IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the Effective Date.

BORROWER:

UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION

By:"	__________________________
Name:
Title:

GUARANTOR:

________________________________
Kamal Abdallah

GUARANTOR:

________________________________
Christopher J. McCauley

LENDER:

SHERIDAN ASSET MANAGEMENT, LLC

By: _____________________________
Name:
Title:

Schedule 1

Plan of Oil and Gas Well Production

STATEOF_____	)
) ss.:
COUNTY OF	)

On the _ day of ___________, 2008, before me, the undersigned, a notary public in and for said state, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
My Commission Expires:

STATEOF_____	)
) ss.:
COUNTY OF	)

On the ___day of ___________, 2008, before me, the undersigned, a notary public in and for---------------------------said state, personally appeared
____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
My Commission Expires:

STATEOF_____	)
) ss.:
COUNTY OF	)

On the ___ day of __________-, 2008, before me, the undersigned, a notary public in and for said state, personally appeared ________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
My Commission Expires: